UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of Earliest Event Reported): October 24, 2007
FIRST FINANCIAL BANKSHARES, INC.
(Exact Name of Registrant as Specified in its Charter)

Texas (State or other Jurisdiction of Incorporation)	0-7674 (Commission File No.)	75-0944023 (IRS Employer Identification No.)
400 Pine Street, Abilene, Texas 79601
(Address of Principal Executive Offices and Zip Code)
Registrant’s Telephone Number (325) 627-7155
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 203.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13 e-4 (c))

ITEM 5.02 APPOINTMENT OF CERTAIN OFFICERS
     F. Scott Dueser, President and Chief Executive Officer of the Registrant, was named Chairman of the Board of Directors, effective January 1, 2008, at the quarterly board meeting held on October 23, 2007, replacing Kenneth T. Murphy, who has served in this capacity since 1986. Mr. Murphy was name Senior Chairman of the Board of Directors, an honorary position, in recognition of his years of service to the Registrant including the offices of President/CEO and Chairman. He will continue to serve as a director. Mr. Dueser will also remain President/CEO of the Registrant.
ITEM 5.03 AMENDMENT TO BYLAWS
     Attached as an exhibit to this Form 8-K is Amendment to the Registrant’s Bylaws to allow shares of capital stock to be certificated or uncertificated in accordance with changes to NASDAQ listing standards.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
99.1 Amendment to Bylaws dated October 23, 2007
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST FINANCIAL BANKSHARES, INC. (Registrant)
DATE: October 24, 2007	By:	/s/ F. Scott Dueser
F. SCOTT DUESER
President and Chief Executive Officer